Exhibit 10.8(c)
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                               SECURITY AGREEMENT

     This Security Agreement is made this 13TH day of December, 1996, by AMERICAN FIRE RETARDANT CORPORATION ("Debtor") in favor of Whitney National Bank ("Secured Party").

     Debtor's lace of business or chief executive office, if there is more than one place of business, is located at 110 Brush load, Broussard, Louisiana 70518.

     Debtor has agreed to secure the payment and performance of all obligations and Indebtednesses of AMERICAN FIRE RETARDANT CORPORATION (the "Borrower," whether one or more) to Secured Party.

     NOW THEREFORE, for valuable consideration, the receipt of which Is hereby acknowledged, Debtor and Secured Party agree as follows:

     In order to secure payment of all obligations and liabilities of Debtor and Borrower, and of any one or more of them, Secured Party, direct or contingent, due or to become due, now existing or hereafter arising, Including all future advances, with Interest, attorneys' fees, expenses of collection and costs, Including, without limitation, obligations to Secured Party on promissory notes, checks, overdrafts, letter-of-credit agreements, endorsements and continuing guaranties (collectively the ("Obligations"), and to secure the observance and performance of all of the obligations, covenants, agreements, stipulations, representations and warranties contained in this Security Agreement, Debtor hereby pledges, pawns and delivers to Secured Party, and grants in favor of
Secured Party a continuing security interest in, and a right of set-off and compensation against, property of Debtor, of every nature and kind whatsoever, owned by Debtor, or in which Debtor has an interest, that is now hereafter on deposit with, in the possession of, under the control of or held by Secured Party in definitive form, book entry form or in safekeeping or custodian accounts, including (a) all deposit accounts, money, funds on deposit in checking, savings, custodian and other accounts, instruments, negotiable instruments, certificates of deposit, commercial paper, stocks, bonds, treasury bills and other securities, documents, documents of title and chattel paper, (b) the following described collateral note )the "Collateral Note"):

     That certain collateral note in the principal amount of $ 74,400.00 dated December 13, 1996 made by Debtor payable to the order of bearer at Whitney National Bank, 228 St. Charles Avenue, New Orleans, Louisiana 70130, or at any one of its branches, bearing interest at the rate of eighteen ( 18 %) percent per annum from date until paid, paraphed for identification with and secured by an act of collateral mortgage, security agreement and assignment of leases and rents dated December 13, 1996, executed by Debtor before Randall E. Olson, Notary Public, recorded or to be recorded in the Parish of Lafayette.

and (c) all Proceeds (as hereinafter defined), increases and profits of all of the foregoing property, including, without limitation all instruments, documents, chattel paper, cash, interest, dividends, corporate distributions and fruits. The terms "deposit accounts," "instruments," "documents," "chattel paper" and "Proceeds" shall have the meaning provided in La. R.S. 10:9-101, et seq. Notwithstanding any other provision in this Security Agreement to the contrary, IRA, pension and other tax-deferred accounts with Secured Party shall not be Subject to the security interest created hereby.

     This Security Agreement shall be on the following terms and conditions:

     1. The property hereby encumbered and any property added or substituted for such property is hereafter referred to as the "Collateral".

     2. The Collateral shall remain subject to this Security Agreement until all of the Obligations have been satisfied and aid in full and all of the Collateral has been returned by Secured Party to the possession of Debtor.

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     3. Secured Party may, at its option, renew certificates of deposit or other renewable items comprising the Collateral, and the security interest created by this Security Agreement shall extend to the renewed certificates of deposit or other renewed items.

     4. All Proceeds, increases and profits derived from the Collateral, including corporate distributions, stock splits and stock dividends, shall be subject to this Security Agreement and shall be delivered immediately upon receipt to Secured Party with all necessary endorsements. Secured Party may, in its sole discretion, without notice to or consent of the Debtor, (a) retain the Proceeds, increases and profits, including money, derived from the Collateral, as additional security for the Obligations without applying the Proceeds, increases and profits toward payment of the Obligations, or (b) impute or apply he Proceeds, increases and profits, in whole or in part, to the Obligations in such manner as Secured Party sees fit without notice to Debtor or Borrower.

     5. Debtor hereby releases Secured Party from any obligation to take any steps to collect any Proceeds, increases and profits of, or to preserve any of Debtor's rights, including, without limitation, all rights against prior parties, in the Collateral, and Secured Party's only duty with respect to the Collateral shall be solely to use reasonable care in the physical preservation ,of the Collateral that is in the actual possession of Secured Party.

     6. Should the Collateral or any part thereof decline in value, Debtor agrees to grant a security Interest in, and deliver to Secured Party, additional property satisfactory to Secured Party as security for the Obligations.

     7. Debtor authorizes Secured Party, in its discretion, (a) to transfer the Collateral into its name or Into the name of its nominee, (b) to notify the obligor on any credits, non-negotiable instruments or contractual rights hereby encumbered to make payments directly to Secured Party, or (c) to receive or recover all payments due with respect to the Collateral; provided, however, that Secured Party shall not be obligated to do any of the foregoing and shall not be liable to Debtor or Borrower or failing to do so.

     8. Not less than sixty (60) days prior to the date on which enforcement of any portion of the Collateral might be barred by prescription or statute of limitations, as security for the Obligations, Debt, or shall grant a security interest in, and deliver to Secured Party, additional property satisfactory in form and amount to Secured Party.

     9. On non-performance of Debtor's obligations under this Security Agreement or upon the non-payment or non-performance of any of the Obligations, then, at Secured Party's option, all of the Obligations shall be immediately due and payable, without demand, and Secured Party may sell, assign, transfer and effectively deliver all or any part of the Collateral at public or private sale, without recourse to judicial proceedings and without demand, appraisement or advertisement, all of which are hereby expressly waived by Debtor to the fullest extent permitted by law. Secured Party shall notify Debtor of the sale by depositing notice in the United States mail, postage prepaid, addressed to Debtor at Debtor's address most recently furnished to Secured Party. Such notice shall be deemed reasonable notice If it is deposited in the United States mail at least ten (10) days prior to the sale. At any such sale, Secured Party may itself purchase all or any part of the Collateral, free of any right of redemption, which right is hereby expressly waived and released. For purposes of executory process, Debtor hereby acknowledges the indebtedness owed under the Obligations and confesses judgment in favor of Secured Party for the full amount of the Obligations In principal, Interest, attorneys' fees and 'all other costs and charges, including all sums Secured Party advances during the life of this Security Agreement for any payment made by Secured Party in accordance with, the terms of this Security Agreement. Debtor hereby agrees that it shall be lawful for Secured Party, and Debtor does hereby authorize Secured Party, without making demand and putting in default, all of which are hereby expressly waived, to cause all or any part of the Collateral, including the Collateral Note, to be seized and sold under executory or other legal process without appraisement, which Is hereby expressly waived, as an entirety or in parcels -is Secured Party may determine, to the highest bidder for cash, or on such terms as are acceptable to Secured Party. To the extent permitted by law, Debtor expressly waives (i) the benefit of appraisement provided in the Louisiana Code of Civil Procedure and (ii) the demand and three (3) days delay accorded by Articles 2639 and 2721, Louisiana Code of Civil Procedure. Secured Party may, at its option, enforce the mortgage securing the Collateral Note and any other mortgage note encumbered hereby and cause tile property therein mortgaged to be seized and sold by executory or other process in accordance with law and the terms of the mortgage. The proceeds of any sale or enforcement of the Collateral as herein

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authorized shall be applied to the Obligations with preference and priority over all other creditors and claimants of Debtor or in the manner otherwise required by law. Secured Party is irrevocably authorized, in its sole discretion, to impute the proceeds of the sale or enforcement of the Collateral among the Obligations as it sees fit without notice to Debtor or Borrower. If the proceeds from the sale or enforcement of the Collateral are insufficient to satisfy all of the Obligations in full, all parties obligated thereon shall remain fully obligated for any deficiency.

     10. The obligations of Debtor hereunder shall be joint, several and solidary and shall bind and obligate Debtor's successors, heirs and assigns. Debtor waives all rights of division and discussion. Secured Party may assign and transfer the Collateral to the assignee of any of the Obligations, whereupon such transferee shall become vested with all powers and rights granted to Secured Party under this Security Agreement, and Secured Party shall have no further fiduciary obligation with respect to the Collateral. This Security Agreement shall be governed by the internal laws of the State of Louisiana.

     Debtor hereby represents and warrants that Debtor's name, Debtor's place of business or chief executive office, whichever is applicable, and the description and identification of the Collateral Note, as stated above, are true and correct. Debtor hereby represents and warrants that the social security number or employer identification number shown opposite Debtor's signature below is correct.

     Debtor hereby delivers and transfers possession of and all control over the Collateral, including the Collateral Note, to Secured Party.

     Secured Party appears herein through its undersigned representative, accepts this Security Agreement, and acknowledges receipt of the Collateral Note and all other property hereby encumbered.

DEBTOR                                       SOCIAL SECURITY NUMBER
                                                    OR
AMERICAN FIRE RETARDANT CORPORATION          EMPLOYER IDENTIFICATION NUMBER


/s/ Edward E. Friloux                        72-1261941
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By: EDWARD E. FRILOUX, Secretary


SECURED PARTY


WHITNEY NATIONAL BANK

/s/
------------------------------------
Corporate Banking Officer

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